UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2021
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company's stockholders was held on May 13, 2021 (the "Annual Meeting"). There were 316,636,886 shares of common stock entitled to be voted, and 277,324,817 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on four items:

1.To elect ten directors named in the proxy statement;
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
4.To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the Annual Meeting.

The results are as follows:

1.The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	223,851,355	6,388,487	470,876	46,614,099
Peter Boneparth	228,070,674	2,157,770	482,274	46,614,099
Monte Ford	228,784,223	1,445,674	480,821	46,614,099
Robin Hayes	229,734,225	526,240	450,253	46,614,099
Ellen Jewett	228,756,169	1,487,861	466,688	46,614,099
Robert Leduc	229,635,528	581,660	493,530	46,614,099
Teri McClure	222,013,365	8,229,124	468,229	46,614,099
Sarah Robb O'Hagan	229,715,112	531,507	464,099	46,614,099
Vivek Sharma	229,656,418	583,261	471,039	46,614,099
Thomas Winkelmann	228,695,811	1,489,280	525,627	46,614,099

2.The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes:

Votes For	223,450,258
Votes Against	6,693,975
Abstentions	566,485
Broker non-votes	46,614,099

3.The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 received the following votes:

Votes For	272,560,616
Votes Against	4,130,366
Abstentions	633,835

There were no broker non-votes for this item.

4.The stockholder proposal to reduce the special meeting threshold received the following votes:

Votes For	63,932,448
Votes Against	165,945,167
Abstentions	833,103
Broker non-votes	46,614,099

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 17, 2021	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)